Exhibit 99.1

 Ocuphire KOL Event: APX3330  October 14, 2022

 Disclosures and Forward-Looking Statements      This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned regulatory filings, including planned NDA filings, pre-commercial activities, commercialization strategy and timelines, business strategy, product labels, cash runway, scalability, future clinical trials in reversal of mydriasis (RM), presbyopia (P), dim light/night vision disturbance (NVD) and diabetic retinopathy (DR)/diabetic macular edema (DME), and the potential market opportunity in DR/DME. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and preclinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political, and economic developments, (vii) changes in market opportunities, (viii) the effects of COVID-19 on clinical programs and business operations, (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates, and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.    The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

 Ocuphire APX3330 KOL Event: Agenda & Speakers  Speakers  Speakers  Agenda  Time (EDT)  Mina Sooch, MBA  President & CEO and Founder  Introductions & Company Overview  11:00 am – 11:10 am  Caroline Baumal, MD  Disease of Diabetic Retinopathy  11:10 am – 11:20 am  Peter Kaiser, MD  Current DR/DME Treatment Landscape   11:20 am – 11:35 am  David Lally, MD  APX3330, Paradigm-Shifting   Oral Treatment Option   11:35 am – 11:50 am  Caroline Baumal, MD  ZETA-1, Phase 2b Trial in Diabetic   Retinopathy and Masked Safety Data   11:50 am – 12:00 pm

 Speakers  Agenda  Time (EDT)  ZETA-1 Trial Design and Data Expectations  12:00 pm – 12:15 pm  Q&A  Closing Remarks  Q&A Moderator: Corey Davis, PhD  12:15 pm – 12:30 pm  Ocuphire APX3330 KOL Event: Agenda & Speakers  Peter Kaiser, MD  Caroline Baumal, MD  David Lally, MD  Mina Sooch, MBA  Peter Kaiser, MD  Caroline Baumal, MD  David Lally, MD  President, CEO, and Founder  Mitch Brigell, PhD  Head, Clinical Strategy  Mark Kelley, PhD  APX Program Scientific Advisor

 Company Overview  Presenter: Mina Sooch, CEO and Founder of Ocuphire Pharma  Over 25 years of pharmaceutical and biotech experience as CEO, entrepreneur, venture capitalist, and strategy consultant  Successful track record of hundreds of millions of capital raised for leading private/public biotech companies  Experience across multiple diseases (cardiovascular, oncology, renal, NASH, CNS, etc.) prior to ophthalmology  Recipient of numerous awards, including Deal Makers of the Year in 2016 and Alumni Commencement Speaker WSU College of Engineering in 2021  Mina Sooch, MBA  Harvard University

Ocuphire Pharma

Nasdaq: OCUP

Upcoming Catalysts in 4Q22:

- Topline Results APX3330 ZETA-1 P2b trial for DR/DME
- NDA Filing for Nyxol for RM

P = Presbyopia
RM = Reversal of Mydriasis
NVD = Night Vision Disturbances
DR/DME = Diabetic Retinopathy/Diabetic Macular Edema

Founded in 2018, Acquired 2 Lead Assets for Front & Back of Eye Therapies with Novel MOAs & Patent Coverage to 2034+

- Nyxol eyedrops
  - *Reversal of Mydriasis ("RM")* – eye dilation
  - *Presbyopia* – age-related blurry near vision
  - *Night Vision Disturbance ("NVD")* – halos, glares, starbursts
- APX3330 oral tablets
  - *Diabetic retinopathy ("DR")* – diabetes-related retinal (eye) disease

Four Large Markets (~$20B US total) w/Unmet Needs and Limited to No Competition

Successful Execution of 5 Trials in last 2 Years with 6 Positive Phase 3 & Phase 2 Data Read-outs for Nyxol in RM, Presbyopia, and NVD

- ✓ Potential 2023 commercialization opportunities in RM
- ✓ Near-term initiation planned for Presbyopia VEGA Phase 3 program with Nyxol alone and Nyxol with 0.4% Low Dose Pilocarpine as adjunctive therapy

Ocuphire PHARMA

6

Ocuphire Overview

Two Late-Stage Clinical Assets Addressing Unmet Needs in Multiple Large Markets



Refractive

Nyxol	*Novel α1/ α2 Blocker 505(b)(2)*	*NDA-Filing Ready*	
12 Completed Phase 1, Phase 2, and Phase 3 Trials	>650 Subjects Dosed	Exposure in Humans 28 Days	Patent Coverage 2034+

		Prevalence (US)	Development Milestone
	Reversal of Mydriasis	~100 M	2 Phase 3 Positive Data & Ped P3
	Presbyopia	~128 M	Phase 2 Positive Data Single & Combo
	Night Vision Disturbances	~36 M	1st Phase 3 Positive Data

Retina

APX3330	*Oral REF-1 Inhibitor New Chemical Entity*	*Phase 2b Data 4Q22*	
11 Completed Phase 1 and Phase 2 Trials	>340 Subjects Dosed	Exposure in Humans 365 Days	Patent Coverage 2034+

		Prevalence (US)	Development Milestone
	Diabetic Retinopathy	~8 M	Phase 2b Last Patient Last Visit Completed Aug 22
	Diabetic Macular Edema	~2.4 M	

Ocuphire

Source: Eisai and Apexian Data; GlobalData Market Research Report, 2020; Company Estimates for US Market Size; Ocuphire internal estimates

7

 Track Record of Achieving Milestones  Multiple Positive Data Readouts with Multiple Catalysts Ahead  Ongoing Partnering Discussions with Leading Ophthalmic Companies (including Europe and Asia)  2021 – 1H 2022  2H 2022 – 2023  Submit Nyxol NDA for RM   Report APX3330 Phase 2b Data for DR/DME (ZETA-1)  Initiate VEGA Phase 3 Presbyopia Program  Potential Nyxol Approval and Commercialization

 Disease of Diabetic Retinopathy   Presented by: Caroline Baumal, MD  Professor of Ophthalmology at Tufts Medical Center   Co-Director of the Retina Service and Medical Retina Fellowship at New England Eye Center  Authored over 170 publications, 33 book chapters on retinal diseases, and edited the book Treatment of Diabetic Retinopathy   Recognized by the American Society of Retinal Surgeons, The Retinal Hall of Fame and received such honors as the Donald J. Gass Beacon of Sight Award from the Florida Ophthalmologic Society and the ASRS Crystal Apple award from the Vit-Buckle Society.  Caroline Baumal, MD  University of Toronto

 Diabetic Eye Disease is Common Cause of Blindness  Diabetes and Diabetic Retinopathy (DR)  https://webeye.ophth.uiowa.edu/eyeforum/tutorials/diabetic-retinopathy-med-students/Classification.htmhttps://www.mayoclinic.org/diseases-conditions/type-1-diabetes/symptoms-causes/syc-20353011   https://www.mayoclinic.org/diseases-conditions/type-2-diabetes/symptoms-causes/syc-20351193   Two Types of DR  Non-Proliferative Diabetic Retinopathy (NPDR) – most common form of DR – early stages of edema and exudates, blurred central vision  Proliferative Diabetic Retinopathy (PDR) – later stage of DR, marked by abnormal blood vessels and scar tissue on retina  Diabetic Macular Edema (DME) can occur at any stage of DR  Diabetes Mellitus is a group of diseases characterized by high blood glucose levels. Diabetes results from defects in the body's ability to produce and/or use insulin  Diabetic retinopathy (DR) occurs when fluctuations or instability in blood glucose levels damages blood vessels in the retina   Type 1 diabetes (T1D): The body produces very little or no insulin, which means that patients need daily insulin injections to maintain blood glucose levels  Type 2 diabetes (T2D): The most common form of diabetes - either the body does not produce enough insulin, or resists insulin  Normal Retina  Diabetic Retina

 Diabetes is a Growing Global Health Epidemic  Diabetes Cost Burden Over $900 Billion Dollars in Worldwide Health Expenditure  Source: International Diabetes Federation, Diabetes Atlas 10th Edition, 2021, https://diabetesatlas.org/atlas

Diabetic Patients Usually Present with Complex Co-Morbidities

Diabetic Patients are Young and Face Life-long Systemic and Ocular Complications

DR is the most common cause of vision loss or blindness in working-age adults, usually affecting both eyes

↓

DME is a vision threatening complication caused by DR where excess fluid leaks near fovea and triggers swelling of the macula

↓

Treating DR leads to control of DME



Diabetic retinopathy[1]
Stroke[1]
Dyslipidemia[2]
Cardiovascular disease[2]
Diabetic neuropathy[1]
Diabetic nephropathy[1,2]

Patients with DME have an even greater risk of complications than diabetes patients without DME[5,6]

Oral options have the potential to reach other vascular beds to treat kidney and neuropathic co-morbidities

1. Petrella RJ, et al. J Ophthalmol 2012;159167; 2. International Diabetes Federation, Diabetes Atlas 6th Edition, http://www.idf.org/diabetesatlas; 3. National Diabetes Fact Sheet, 2011 http://www.cdc.gov/diabetes/pubs/pdf/ndfs_2011.pdf; 4. Rodbard HW, et al. Endocr Pract 2007;13:4-69; 5. Wong TY, et al. JAMA 2002;288:67-74; 6. Nguyen-Khoa B, et al. BMC Ophthalmol 2012;12:11

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 DR: 11M*  DME: 7M*  DR: 16M*  DME: 6M*  DR: 4M*  DME: 4M*  DR: 7M*  DME: 4M*  DR: 18M*  DME: 8M*  DR: 15M*  DME: 5M*  DR: 32M*  DME: 14M*  USA  DR: 8M2  DME: 0.75M2  North America & Caribbean   Global Prevalence of Diabetes-Associated Retinal Disease  DR Affects 1 in 3 People with Diabetes; DME Affects 1 in 13 People with Diabetes1  *Global estimates are provided by the National Eye Institute, FactSheet, Global Data, Research and Markets, American Academy of Ophthalmology, and PLOS One  1. Holekamp N. M. (2016). Overview of diabetic macular edema. The American journal of managed care, 22(10 Suppl), s284–s291.  2. American Diabetes Association; American Journal of Managed Care, International Diabetes Federation; Healthline; Ocuphire internal analysis and assumptions

 Measuring the Severity of Diabetic Retinopathy   DRSS is Regularly Used For FDA Approvals; Not As Widely Used in Everyday Practice  Arcadu, F., Benmansour, F., Maunz, A. et al. Deep learning algorithm predicts diabetic retinopathy progression in individual patients. npj Digit. Med. 2, 92 (2019). https://doi.org/10.1038/s41746-019-0172-3.   Diabetic Retinopathy Severity Scale (DRSS) was developed to differentiate proliferative DR (PDR) from non-proliferative DR (NPDR)

DRSS Predicts Vision-Threatening Complications (PDR/DME)

Percent of Eyes Progress to PDR at 1-Year, 3-Year, and 5-Year Visits by Baseline DR Severity

Early screening and treatment for DR can reduce vision loss by up to 94%


Percentage of Eyes that Worsen to PDR
100%
80%
60%
40%
20%
0%
5%
14%
25%
12%
30%
40%
26%
48%
66%
52%
71%
80%
5 Year Follow-up
3 Year Follow-up
1 Year Follow-up
Mild NPDR (35)
Moderate NPDR (43)
Moderately Severe NPDR (47)
Severe NPDR (53)

Regardless of severity, all eyes worsen over time

1. Early treatment diabetic retinopathy study research group. ophthalmology. 1991;98(5 suppl):823-33.
2. Diabetes control and complications trial research group. N Engl J Med. 1993;329(14):997-86.
3. Fathy C, Patel S, Sternberg P Jr, Kohanim S. Disparities in adherence to screening guidelines for diabetic retinopathy in the United States: a comprehensive review and guide for future directions. *Semin Ophthalmol.* 2016;31(4):364–377. doi: 10.3109/08820538.2016.1154170

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 Vision Loss  Other Eye Problems  Amputation, Losing a Leg  Cardiovascular/Heart Problems  Foot Problems  Kidney Problems  Vision Loss is #1 Concern of Diabetic Patients  Diabetic Retinopathy is a Progressive Vision-Threatening Disease  Source: Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000  N=2702  What are the top concerns for diabetic patients?

 Early Management of Diabetic Retinopathy  Poor Adherence to Medical Management and Lifestyle Options Worsen DR  Source: Zhang X et al. Cell Biosci. 2014;14:4:27  Control of Blood Sugar  Control of Blood Pressure  Smoking Cessation  Control of Lipids  Medical and lifestyle management is first line of treatment

 Majority of Physicians Use a “Wait and Monitor” Approach for DR Patients  Over 90% of DR Patients Are Not Treated Proactively and Anti-VEGF Use is Limited  Source: ASRS 2021 Preferences and Trends (PAT) Survey  How do physicians treat patients with severe NPDR without DME?  Closely monitor retinopathy and encourage systemic glycemic control  Consider anti-VEGF in some patients with poor glycemic control and/or other risks  Consider anti-VEGF in some patients with good glycemic control and compliance  Consider anti-VEGF therapy in all or most patients  Other

Diabetic Retinopathy At a Glance

Current Treatment Landscape Demonstrates Need for Less Invasive Therapies



There are ~8M adults in the U.S. with DR[1]

DR/DME affects about 1 in 4 people with type 1 and type 2 diabetes





DR is the leading cause of blindness among working-age adults



If untreated, DR can rob people of their vision prematurely[2,3]

The number of people with DR expected to increase more than 14M by 2050





56% of patients reported anxiety related to anti-VEGF treatment

$13B
(2020)

Global Intravitreal Injection Revenues in AMD, DME and BRVO[4]

Majority of moderate to severe patients with DR are not treated with anti-VEGF due to injection fear and burden



Source:
1. American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
4. Guidehouse Triangulation of Global Data, Market Scope and Investor Forecasts (2020) AMD = Age-Related Macular Degeneration; DME = Diabetic Macular Edema ; BRVO = Branch Retinal Vein Occlusion

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 Current DR/DME Treatment Landscape  Presented by: Peter Kaiser, MD  Chaney Family Endowed Chair in Ophthalmology Research, Professor of Ophthalmology, Cleveland Clinic Lerner College of Medicine and Cole Eye Institute  Clinical research expert, serving as a Study Chairman of 5 major, multi-center, international trials, and principal investigator for numerous studies for AMD, DR, and other retinal disorders.  Major contributions to medical literature having authored 7 textbooks, more than 250 peer-reviewed papers  Recognized by American Academy of Ophthalmology and American Society of Retina Specialist with Senior Achievement Awards.  Peter Kaiser, MD  Harvard Medical School

 2004  2006  2011  2012  Ranibizumab  nAMD  2014  2019  Aflibercept  DME  2022  MOA focused on VEGF and local delivery have demonstrated efficacy for approved treatments, are the current standard of care, and have been highly effective for wAMD/DME. However, these therapies have limited use in DR  AfliberceptnAMD  Faricimab-svoa  nAMD/DME  Pegaptanib nAMD  $9b+  2021 Revenue  $2b+  2021 Revenue  Ranibizumab  DME  Brolucizumab-dbll  AMD  IVT Anti-VEGF Therapies are Standard of Care for AMD/DME  Anti-VEGF Therapies Over the Decades; Limited Use in DR Patients  Source: Company websites

 Panorama Study Further Emphasizes Need for Proactive Treatment of NPDR  Eyes Treated with Aflibercept Showed a >2-step Improvement in DRSS Level at 24 and 52 Weeks  Brown DM, Wykoff CC, Boyer D, Heier JS, Clark WL, Emanuelli A, Higgins PM, Singer M, Weinreich DM, Yancopoulos GD, Berliner AJ, Chu K, Reed K, Cheng Y, Vitti R. Evaluation of Intravitreal Aflibercept for the Treatment of Severe Nonproliferative Diabetic Retinopathy: Results From the PANORAMA Randomized Clinical Trial. JAMA Ophthalmol. 2021 Sep 1;139(9):946-955. doi: 10.1001/jamaophthalmol.2021.2809. PMID: 34351414; PMCID: PMC8343518.  Population: Adults with severe NPDR w/o DME  225 Male; 177 Female  Mean Age: 56 years (10.5)   Setting: Global, Multi-Center Study  Intervention: 402 Eyes randomized to 3 arms  (1 eye per participant)  IVT Aflibercept 2q16   2 mg monthly x 3 doses then every 8 weeks x 1 dose, followed by every 16 weeks through week 100   IVT Aflibercept 2q8 as needed   2 mg monthly x 5 doses then every 8 weeks through week 52 then as needed through week 100   IVT Sham   Observation with sham IV injections  Primary Endpoint:  Proportion of participants with ≥2 step improvement in the DRSS scale at 24 and 52 weeks  24  52  100  24  52  100  24  52  100  Weeks  Proportion of Eyes  Aflibercept 2q8/PRN  n = 133  n = 135  n = 134  Proportion of Eyes With ≥ 2-Step Improvement in DRSS Score   From Baseline Through Week 100 (n = 133)

 AAO-Preferred Practice Pattern Reveals High Unmet Need in Mild, Moderate, and Severe NPDR Patients  Unmet Need Remains High in Mild, Moderate and Severe NPDR Patients  Source: Diabetic Retinopathy Preferred Practice Pattern – AAO 2019; LTFU: Lost To Follow-up; IVT: Intravitreal Injections; PRP: Panretinal Photocoagulation  Physicians have limited non-invasive treatment options   An oral option for DR strengthens treatment options across all stages

 Current Conventional Treatment is Challenging for Patients  Access and Time Burden are Further Barriers for DR Patient Compliance  Lu AJ, et al. Analysis of patient-reported barriers to diabetic retinopathy follow-up. Ophthalmic Surg Lasers Imaging Retina. 2019;50(2):99-105.  Prenner J et al. Am J Ophthalmol, 2015;160(4):725-731.e1.  Patient-Reported Barriers to Follow-Up Treatment (N = 209)  Office Visit Time Commitments  Mean: 90 min  Range: 13 - 261 min  * adjusted for age, gender, insurance type, severity of DR   DR patients are generally asymptomatic which contributes to poor adherence and compliance   Reported Barriers  Adjusted Odds Ratio (95% CI)*  Long waiting times  1.22 (0.63-2.00)  Other medical or physical condition  1.91 (1.02-3.57)  Forgot to come  4.35 (2.14-8.86)  Unable to leave work responsibilities  1.15 (0.41-3.22)  Other incidental obligations  1.81 (0.59-5.51)  Lack of an escort  2.14 (0.60-7.58)  Unhappy with previous care  0.92 (0.27-3.12)  Financial cost  0.70 (0.20-2.41)

 Multiple Targets in DME/DR Treatment Landscape  Anti-VEGF Therapy is Mainstay, but Under/Non-Responders Remain, and Early Treatment is Limited  https://www.reviewofophthalmology.com/article/a-peek-into-the-diabetic-retinopathy-pipeline   Longer Duration IVTs  Extended Release  Combination Therapies  Oral Therapies  Topical  Gene Therapies  Emerging therapies that could shape industry:  Anti-VEGF IVT:  Aflibercept (Eylea®)  Ranibizumab (Lucentis®)  Bevacizumab (Avastin®)  IVT Steroids:   Dexamethasone (Ozurdex®)  Available Commercialized Therapies:

Intravitreal Injections Landscape (DR patients)

Eylea/Lucentis Approved, But Not Used in Patients with Mild NPDR and Mild PDR

Company	Drug	Target/MOA	Route of Administration	Phase 1	Phase 2	Phase 3	Commercial
REGENERON	Eylea (aflibercept)	VEGF-A/B; PIGF	Intravitreal	✓	✓	✓	✓*[1]
Roche	Lucentis (ranibizumab)	VEGF-A	Intravitreal	✓	✓	✓	✓*[2]
KODIAK	KSI-301 (Tarcocimab)	VEGF	Intravitreal	✓	N/A	○	
EYEPOINT PHARMACEUTICALS	EYP-1901	Voloronib (TKI)	Intravitreal	✓	○		
Boehringer Ingelheim	BI 764524	Anti-Sema3A Ischemia modulator	Intravitreal	✓	○		
Ocular Therapeutix	OTX-TKI	Axitinib (TKI)	Intravitreal	✓	○		
REGENXBIO	RGX-314	AAV8-VEGF	Suprachoroidal (Gene Therapy)	✓	✓		

*Trials to Support Approval
[1] Panorama Clinical Trial
[2] Protocol I & T and Rise & Ride

Company websites; www.clinicaltrials.gov

✓ Completed ○ Ongoing X Discontinued or Failed study

Ocuphire PHARMA 26

 Topical Eyedrops in Clinical Development for DR/DME  Inflammation MOAs in Phase 2 with Novel Eyedrops  Company websites; www.clinicaltrials.gov   Company  Drug  Target/MOA  Indication  Route of Administration  Phase 1  Phase 2  Phase 3  Commercial  OCS-01  Steroid  DME  Eyedrop  ✓  ✓  OTT166  Integrin inhibitor  DR  Eyedrop  ✓  ◌  ✓ Completed ◌ Ongoing X Discontinued or Failed study

Oral Treatments in Clinical Development (DR)

Most Drugs Target Only Inflammation

Company	Drug	Target/MOA	Indication	Route of Administration	Phase 1	Phase 2	Phase 3
Lilly	LY333531	Protein Kinase C inhibitor	DR	Oral	✓	✓	X 2006
Ocuphire	APX3330	Ref-1 inhibitor (Anti-VEGF and Anti-inflammatory)	DR	Oral	✓	○	
Bayer	BAY1101042	Guanylate Cyclase activator	DR	Oral	✓	○	
Alkahest	AKST4290	CCR3 Eotaxin inhibitor	DR	Oral	✓	○	
Roche	RG7774	CB2 receptor (cannabinoid)	DR	Oral	✓	○	
Boehringer Ingelheim	BI 1467335	AOC3	DR	Oral	✓	X 2021	
InflammX	HCB 1019 (Xiflam)	Connexin 43 (inflammasome)	DR	Oral	✓	○	
Valo	OPL-0401	ROCK 1/2 inhibitor	DR	Oral	✓	○	
Rezolute	RZ402	Plasma Kallikrein	DME	Oral	✓		
Novartis	GT005	Increasing production of CFI protein (anti-inflammatory)	GA	Oral	✓	○	
The Curacle	CU06-RE	Endothelial dysfunction blocker	wAMD	Oral	✓		

Company websites; www.clinicaltrials.gov
Most Drugs Target Only Inflammation

✓ Completed ○ Ongoing X Discontinued or Failed study

Ocuphire
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APX3330 is Different Than Past Oral Failures in Retina

APX3330 Targets Dual, Validated Retinal Disease Pathways with Favorable Human Safety Data

Phase 1 → Phase 2 → Phase 3 → Approved

Phase 2

✗ **TKIs**
- VEGF MOA
- Oral failed due to dose limiting organ toxicity (e.g., hepatic)

✗ **Plasma Kallikrein**
- MOA targets inflammation
- Oral failed due to systemic toxicity (liver, cardiovascular monitoring[2])

Iptacopan

Oral Complement inhibitor for GA
Safety in Ph2 PNH study:
- headache (31% of patients)
- abdominal discomfort (15%)
- blood alkaline phosphatase increase (15%)
- cough (15%), oropharyngeal pain (15%)
- pyrexia (raised body temperature; 15%), and
- upper respiratory infection (15%)

Phase 3

✗ **Protein Kinase C**
- VEGF MOA
- Phase 3 endpoint was visual acuity
- FDA requested more data for approval. Eli Lily did not pursue additional clinical trials

Approved

OTC Oral Successes

Nutritional Supplements: Ocuvite®, PreserVision, EyePromise, Oral Vit C & E, Zn, Cu, Lutein, Zeaxanthin[5]

Bhatwadekar 2020 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7265898/pdf/nihms-1594067.pdf
Bryant 2009 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4905712/pdf/nihms786745.pdf
Eylea® and Lucentis label ARED & AREDS2 study

Ocuphire PHARMA
29

 New MOAs/therapies are needed to:  Provide non-invasive options for early disease management  Decrease in Diabetic Retinopathy Severity Score (DRSS)  Decrease in macular edema  Reduce vision threatening complications (VTC)  Improve in macular ischemia  Improve compliance by longer acting drugs  Manage inflammation  Address non-responders  APX3330 offers:  A novel, dual MOA  A novel and non-invasive route, where oral medication allows for early intervention   Opportunities for New Therapies in Retina  Unmet Needs in Retina Especially in NPDR

 APX3330: Paradigm Shift Oral Treatment Option  Presented by: David Lally, MD  Director of the Retina Research Institute at New England Retina Consultants  Retina Surgeon at Baystate Medical Center  Assistant Professor of Ophthalmology at the University of Massachusetts Medical School-Baystate  Published in over 25 peer-reviewed ophthalmic journals and delivered over 25 presentations at national meetings  Active member of the American Society of Retina Specialists with the Fellow of the American Society of Retina Specialist (FASRS) award designation  David Lally, MD  Jefferson Medical College

APX3330 – Novel and Dual-Acting MOA in an Oral Pill

Ref-1 Involved in Multiple Key Pathways that Contribute to Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Inflammation
Ref-1
APX3330
Ref-1
NF-κB
HIF-1α
TNF-α
Chemokines
Other Growth
Factors
(Signaling Cascade)
VEGF
(Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both **abnormal angiogenesis and inflammation** by blocking pathways downstream of Ref-1

Ocuphire

Logsdon et al (2018), Li et al (2014).
Rangasamy S, McGuire PG, Das A. Middle East Afr J Ophthalmol 2012;19:52–59; Sohn HJ et al. Am J Ophthalmol 2011;152:686–694.

32

In Vitro Validation of APX3330 Mechanism of Action

APX3330 Reduces VEGF levels and Inflammatory Cytokines; Provides Neuronal Protection

APX3330 reduces VEGF protein expression in preclinical stroke model



Control
APX3330
VEGF
VEGF
0.1mm



VEGF
% Positive area (+SE)
2.6
1.3
0.0
*p<0.05
n=7/group
*
T1DM-MCAo
+APX3330

APX3330 reduces pro-inflammatory cytokines in LPS stimulated macrophages



TNF-α
14000
12000
10000
8000
6000
4000
2000
0
µg/mL
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+



IL-6
14000
12000
10000
8000
6000
4000
2000
0
µg/mL
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+

Increasing APX3330 dose

APX3330 increases DNA oxidative repair and neuronal protection



N = 4
Percentage increase in APE1 repair activity
120
115
110
105
100
95
90
0
12.5
25
50
APX3330 (µM)

APX3330 enhances Ref-1 endonuclease activity in dorsal root ganglion neurons

Tao Yan et al. APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315
Fehrenbacher, J. C., Guo, C., Kelley, M. R. & Vasko, M. R. DNA damage mediates changes in neuronal sensitivity induced by the inflammatory mediators, MCP-1 and LPS, and can be reversed by enhancing the DNA repair function of APE1. Neuroscience 366, 23-35, doi:10.1016/j.neuroscience.2017.09.039 (2017).

Ocuphire PHARMA
33

APX3330 VEGF Effects in Normal Cells

APX3330 Restores Normal Levels Unlike Biologic Anti-VEGFs that Reduce VEGF Below Normal



Biologic anti-VEGF agents inactivate VEGF directly and reduce VEGF levels below normal levels
Normal Conditions:
Abnormal Conditions (e.g., hypoxic):
Biologic Anti-VEGF Treatment
APX3330 Anti-Ref-1 Treatment
Physiological level of VEGF activity
Increased level of VEGF activity
Inhibition of Ref-1 by APX3330 returns VEGF levels to normal levels

APX3330 prevents VEGF overproduction in ARPE-19 cells



VEGF Concentrations (% of Control)
500
450
400
350
300
250
200
150
100
50
0
ARPE-19 cell line
*
p <0.05
oxLDL — — + + 150µg/mL
APX3330 — + — + 30µM

- VEGF is a growth factor that is necessary for normal function of multiple cell types including vascular endothelium and neurons ➔ By returning VEGF levels to normal, APX3330 can reduce neovascularization, vascular leakage and the inflammatory response without adverse systemic effects
- The safety profile of APX3330 to date in over 300 subjects has not shown any of the adverse effects that has been seen with systemic administration of anti-VEGF biologics such as cardiovascular pathology, hypertension, arteriothrombotic events, or renal dysfunction

Ocuphire PHARMA

Kamba 2007; Girardi 2010; Li 2014; APX3330 Investigator Brochure

34

 APX3330 Preclinical & IND-Enabling Studies  Completed Over 20 Clinical Trials Across Healthy, Hepatic and Cancer Patients  Extensively Evaluated in Over 20 Studies by Large Japanese Pharma Eisai   Toxicology   Studies  PK, Absorption, Distribution, & Excretion Studies  Safety Pharmacology Studies  Geno Tox,   Repro Tox & Antigenicity Studies   Pharmacology Models of Retinal Disease Studies  11  1  6  4  3  Extensively Studied in Over 20 In-Vitro and Animal Studies with Favorable Efficacy and Safety

Preclinical Data: Oral APX3330 Blocks Neovascularization

Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data

L-CNV Mouse Retina Model

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at **25 mg/kg** oral gavage


APX3330
Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT Lesion Volume
Lesion Volume (μm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

L-CNV Mouse Retina Model

*EYLEA


(a)
(c)
Vehicle
Anti-VEGF164
Day 7
Day 14
GCL
ONL
RPE
CNV lesion volume (μm³)
1.2×10⁷
9.0×10⁶
6.0×10⁶
3.0×10⁶
0.0
-44%
Vehicle
Anti-VEGF164

- ✓ Efficacy was also seen after single intravitreal injection of 20 μM APX3330 in mouse L-CNV model**
- ✓ Efficacy was also seen after dosing intraperitoneal injection of 50 mg/kg twice daily, 5 days on/2 days off, for 2 weeks in mouse L-CNV model***
- ✓ Efficacy was also seen after single intravitreal injection of 20 μM APX3330 in $Vldlr^{-/-}$ mice model****

Silva et al. ARVO 2021 Annual Meeting
*Published data on EYLEA. This study was performed independently from APX3330 study and is a cross-study comparison.
Li 2014; * Pasha 2018; ****Jiang 2011 (Vldlr -/- : Very Low-Density Lipoprotein receptor knock-out mice)

Ocuphire PHARMA

36

Summary of APX3330 Prior Clinical Trials

Completed 11 Clinical Trials Across Healthy, Hepatic and Cancer Patients

Extensively Studied in 11 Clinical Trials across Phase 1 and Phase 2 by Eisai and Apexian

Phase 1 Studies
5

Phase 2 Studies
6

Phase 1		
Study ID	Patient Population	Treatment Groups
APX_CLN_0001	Healthy Subjects	APX3330, Placebo
APX_CLN_0002	Healthy Subjects	APX3330, Placebo
APX_CLN_0003	Healthy Subjects	APX3330
APX_CLN_0004	Healthy Subjects	APX3330
APX_CLN_0008	Healthy Subjects	APX3330, Placebo

Phase 2		
Study ID	Patient Population	Treatment Groups
APX_CLN_0005	Chronic Hep B	APX3330
APX_CLN_0006	Chronic Hep C	APX3330
APX_CLN_0007	Chronic Hep C	APX3330, Placebo
APX_CLN_0009	Acute severe hepatitis	APX3330
APX_CLN_0010	Alcoholic hepatitis	APX3330
APX_CLN_0011	Cancer (solid tumors)	APX3330

Ocuphire
37

Phase 1 Clinical Trials: PK Data Supporting the ZETA-1 Trial

APX3330 has Oral Bioavailability and a Sustained PK Profile

Plasma concentration of APX3330[2]



70
60
50
40
30
20
10
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Time[day]
~40 µg/ml (240 mg/day) in human plasma
~20 µg/ml (120 mg/day) in human plasma
2 µg/ml in mouse plasma at 2hrs; 25 mg/kg oral single dose
MEAN±SEM
120 mg
240 mg

Favorable Oral Bioavailability

Sustained Pharmacokinetic Profile

- T_{max} 3-4 hours
- Linear dose-proportional PK
- Dose-proportional increase in C_{max}/AUC exposure
- Half-life elimination of 45 hours (steady state [SS] 5-6 days)
- Meals have no clinically meaningful impact on the PK of orally administered APX3330

Sufficient APX3330 Exposure

- Plasma levels observed after 120 and 240 mg/day dosing is multiple times higher than what was required for efficacy in preclinical studies ➔ planned clinical dose is 600 mg/day

Apexian preclinical data (unpublished)
APX3330 Investigator Brochure
Eisai PK clinical data APX_CLN_0002

Ocuphire
38

Safety Summary From Phase 1 and Phase 2 Trials

Low AEs Across 11 Trials, <5% Mild Drug Related AEs, Discontinuations Similar Across Arms

Integrated Overall Summary of Adverse Events in Eisai Phase 2 Studies (Hepatitis)

	APX3330 20-240mg (N=236)		Placebo (N=68)	
	n (%)	# events	n (%)	# events
Any event	40 (16.9%)	52	11 (16.2%)	15
Mild or Moderate adverse Events	39 (16.5%)	50	9 (13.2%)	13
Serious adverse events	1 (0.4%)	2	2 (2.9%)	2
Adverse events leading to discontinuation	10 (4.3%)	16	5 (7.4%)	7

% = proportion of subjects relative to N, where n = number of subjects with an event and N = the number of subjects in the enrolled population.

Note: This table was generated by Eisai which has slightly different event and sample size counts than the Ocuphire analysis. Ocuphire will be creating an integrated safety database. The overall conclusions between the Eisai and Ocuphire analyses are the same.

Totals Across ALL Phase 1 and Phase 2 Studies (Among Healthy Subjects, Hepatitis Patients, and Oncology Patients)

	APX3330	Placebo
Diarrhea/Soft Stool (mild)	14/346 (4%)	2/95 (2%)
Rash/Pruritis (mild)	14/346 (4%)	1/95 (1%)

This includes over 2078 subject-days of exposure at doses ≥600mg and over 17,961 subject-days of exposure at doses <600mg.

Ocuphire PHARMA

Phase 1 and Phase 2 Clinical Trials performed by Eisai and Apexian

39

 ZETA-1 Phase 2b Trial in Diabetic Retinopathy  Presented by: David Lally, MD  David Lally, MD  Jefferson Medical College

ZETA-1 Phase 2b Design for DR/DME

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar To Eylea P3 DR Trial)

25 US sites

90-100 participants with moderately severe to severe NPDR or mild PDR

Noncentral DME is permitted

Eligibility Screening

1:1

Randomization

APX3330 600 mg/day (BID)

Primary Endpoint

Week 0 *Week 4* *Week 12* *Week 24*

Placebo BID

Enrollment of 103 DR Patients Completed (Apr 2021 to Mar 2022)

Top Line Data Expected in Q4 2022

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- DRSS change at week 12
- Rescue subjects
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
ZETA-1 Clinical Trial is Sponsored by Ocuphire Pharma https://clinicaltrials.gov/ct2/show/NCT04692688?term=ZETA-1&draw=2&rank=1

Ocuphire

41

 Source: ZETA-1 trial  Key Eligibility Criteria in ZETA-1  Oral Medication Provides Binocular Treatment; DME Allowed in Fellow Eye

 Why DRSS is an Important Endpoint?  FDA Accepted Endpoint for EYLEA® in PANORAMA Pivotal DR Trial - 2 Step Improvement on the DRSS Score  Eylea® Panorama study     Diabetic Retinopathy Severity Scale (DRSS)

 ZETA-1 Trial: Demographics and Masked Safety Data  Presented by: Caroline Baumal, MD  Caroline Baumal, MD  University of Toronto

 Baseline Characteristics for ZETA-1 Trial   Typical Demographics for Diabetic Population  Source: ZETA-1 Demographics and Baseline Characteristics  Parameter  Total   N = 103  Age (years):                  mean                                       (range)  56   (24-81)  Sex: n (%)   Male  50 (49%)  Female  53 (51%)  Race: n (%)   American Indian or Alaskan Native  4 (4%)  Asian  4 (4%)  Black or African American  11 (11%)  White  81 (79%)  Other  3 (3%)  BMI (kg/m2):                  mean                                        (range)  31  (21-40)  Systolic BP (mmHg):    mean                                        (range)  138  (100-180)  Diastolic BP (mmHg):   mean                                        (range)  80  (53-109)  Heart rate (BPM):         mean                                        (range)  77  (51-96)  Hemoglobin A1c:   8.1  (5.3-12.3)

 Baseline Characteristics for ZETA-1 Trial (Continued)  DRSS Scores in Diabetic Study Population  Source: ZETA-1 Demographics and Baseline Characteristics  Parameter  Total N = 103  Total   N = 103  Study Eye DRSS n(%)  DRSS 47 (Moderately Severe NPDR)  39 (38%)  DRSS 53 (Severe NPDR)  53 (52%)  DRSS 61 (Mild PDR)  11 (11%)   Fellow Eye DRSS n(%)  DRSS 20-40 (Mild to Moderate NPDR)  29 (28%)  DRSS 47 (Moderately Severe NPDR)  34 (33%)  DRSS 53 (Severe NPDR)  22 (21%)  DRSS 61 (Mild PDR)  5 (5%)  DRSS 65-85 (Moderate to Severe PDR)  11 (11%)  Not Graded  2 (2%)  Note: 15 fellow eyes were CST>320 microns (center-involved DME eyes)

 Baseline Characteristics for ZETA-1 Trial (Continued)  Key Visual Metrics in Diabetic Study Population  Source: ZETA-1 Demographics and Baseline Characteristics  * N=102 due to a fellow eye not being graded.   Parameter  Total  N = 103  Study Eye Screening CST (um): mean    (range)  270  (203-319)  Fellow Eye Screening CST (um)*: mean    (range)  289  (211-491)  Study Eye BCVA:    mean    (range)  Letters Read:  80  (60-93)  Snellen Equivalent:  20/25  (20/63-20/15)  Fellow Eye BCVA:    mean    (range)  Letters Read:  77  (0-91)  Snellen Equivalent:  20/32  (20/1000-20/15)  IOP Study Eye and Fellow Eye (mmHg): mean    (range)  15  (8-22)  Diabetic Status (Years): mean    (range)  16  (0-58)  Study Eye with anti-VEGF injectionswithin 6 months prior to Screening  None   Fellow Eye with anti-VEGF injectionswithin 6 months prior to Screening  15

Comprehensive Laboratory Panels Collected in ZETA-1

Blood, Kidney, and Inflammatory Markers Evaluated


Red blood cell
Glucose
High HbA1c
Low HbA1c







Chemistry

- Albumin
- Alanine aminotransferase (ALT)
- Alkaline Phosphatase
- Aspartate aminotransferase (AST)
- Blood Urea Nitrogen (BUN)
- Creatinine
- Glucose (Random)
- Sodium

Total bilirubin

Total protein

Test Panel Components
Hematology
(CBC without Differential)

- WBC
- RBC
- HGB (Hemoglobin)
- HCT (Hematocrit)
- Platelet Count
- Calcium
- Carbon Dioxide (Bicarbonate)
- Chloride

Cytokine Panel (Biomarker)

- Interleukin-1 ß (IL-1ß)
- Interleukin-6 (IL-6)
- Interleukin-8 (IL-8)
- Tumor Necrosis Factor α (TNF-α)

PK and Biomarkers

- REF-1 ELISA 1
- Pharmacokinetics

Kidney Function

- eGFR
- Creatinine

Ocuphire PHARMA

48

Masked Safety Findings from Ongoing ZETA-1 Trial

Favorable Safety Profile (as of 9/15/2022) Observed with 600 mg Oral Daily Doses in Diabetic Subjects

103
Subjects Enrolled

95
Subjects completed thru week 12

91
Subjects completed thru week 24

169 TEAEs
In 62/103 Subjects (60%)

30 Treatment-Related	**149** Unrelated
18 Mild	92 Mild
12 Moderate[1]	48 Moderate
0 Severe	9 Severe

3 withdrew due to an AE[3] | **6** lost to follow-up | **3** withdrew consent or site closure

0
Treatment- Related **AEs involving liver, heart, kidney, brain, lung, or vital signs**

16 SAEs in 12/103 Subjects

0 Treatment Related | **16** Unrelated[2]

>7900
Subject-Days of Treatment at **600 mg/day** APX3330 Exposure

Oral APX3330 safety profile consistent with that seen in prior trials

1. 12 events in 8 subjects: diarrhea, worsening DME (OD and OS), pruritis, urticaria, blurry vision, decrease in hemoglobin level, ischemic diabetic maculopathy and central vision scotoma (in same subject), photophobia (OD and OS) and hypoaesthesia (in same subject)
2. Cellulitis (2 events in same subject), dyskinesia, transient ischemic event, COVID-19 and acute respiratory failure (same subject), progression of multivessel coronary artery disease, cholelithiasis, osteomyelitis, vertigo, chest pain, infection of toe and ulcer of toe and embolism (3 events in same subject), multi-system organ failure, worsening bradycardia
3. DME, Dyspnea, Pre-Syncope.

Note: ZETA-1 Interim Data as of database 9/15/22 with monitoring to be completed before final database lock; assumes 50% subjects on APX3330

Ocuphire

49

APX3330 Product Candidate Profile for Multiple Retinal Indications

Oral, First-In-Class Ref-1 Inhibitor with Favorable Human Safety Data

APX3330: Well-tolerated Oral Dose up to 600 mg/day | Twice Daily Dosing

Expected Efficacy Data

Novel MOA for treating retina

↓ Inflammation

↓ Abnormal Angiogenesis

Convenient Oral Dosing for Patient Compliance

Allow Daily vs. Episodic Exposure

Oral pill may reduce the burden of frequent anti-VEGF injections

Favorable Safety Profile

~10,000 Subject-exposure days* at ≥ 600 mg/day dose

Few Systemic Adverse Effects

- ~ 5% Mild Diarrhea
- ~ 5% Mild Skin Rash (reversible)

No Treatment-Related Organ Toxicity

(Liver, Cardiovascular {BP, HR}, Kidney, Neurologic, Pulmonary)

No Ocular Effects

- No observed ocular AEs

*11 completed Phase 1 and Phase 2 clinical trials by Eisai and Apexian; along with ongoing ZETA-1 trial by Ocuphire (*includes ~103 subject)

Ocuphire PHARMA

50

ZETA-1 Trial Design and Data Expectations

 APX3330 has the Potential to be First Line of Therapy for DR Patients  Eylea® label; APX3330 Investigator Brochure, ZETA-1 clinical trial  Clinically meaningful decrease in diabetic retinopathy severity with APX3330  Early intervention with oral may reduce progression to vision threatening DR into DME  Efficacy Signal  Percent of patients on APX3330 with a ≥ 2 step improvement on the DRSS score at week 24 (and 52) compared to placebo in 2 well-controlled, multi-center clinical trials  Efficacy Signal  FDA Guidance  Physician/Patients  Safety  Non-Invasive Treatment Option  Safety  Approval depends on a product's benefit outweighing its risks in the intended population – this benefit should be evaluated in multi-center, 2-year clinical trials   FDA does not require comparative arm of approved anti-VEGF injections such as Eylea for DR  Non-Invasive Treatment Option  No major organ toxicities  Well-tolerated (e.g., AEs acceptable if mild and infrequent for oral)  Eylea®, although approved, is currently not used as standard of care because of the treatment burden for asymptomatic DR patients   Ability to be prescribed by all eye care doctors  Oral option increases global access, especially in underserved regions

 APX3330 is Positioned to Fulfill a Significant Unmet Need in Diabetic Eye Disease  Favorable PK and safety data from clinical trials and overall masked safety data supports a potential oral treatment for diabetics with DR/DME  Dual mechanism of action may benefit inflammation from co-morbidities  DR/DME treatments are large attractive market opportunity  Oral therapeutic can be prescribed as early treatment option for diabetic patients who may otherwise fall under the “wait and see” treatment approach  Oral therapeutic decreases burden of treatment (invasive intravitreal injections, time devoted to treatment, etc.) which may strengthen adherence and overall favorable outcomes  Well-controlled, multi-center Phase 2b ZETA-1 for APX3330 topline results expected in 4Q22